UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Soho House & Co Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom		WC2R 1EA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 207 8512300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, the Company’s board of directors appointed Eric Deardorff as a director, effective immediately. Mr. Deardorff, 60, has more than 35 years of financial and overall leadership experience encompassing a wide range of industries, company sizes and geographies, including having served as Chief Executive Officer at Garrard, Nicole Farhi, BLK DNM and Wolsey, and as Chief Financial Officer at Waterworks. Mr. Deardorff's financial expertise is both broad and deep, starting at Ernst & Young and Boston Consulting Group and encompassing roles as big-4 external auditor, FP&A, CFO, Treasurer, CEO, M&A, and post-merger integration. Mr. Deardorff has worked extensively with external auditors, corporate boards, rating agencies, bankers, private equity firms, investors, and ERP providers. Mr. Deardorff earned his MBA from Stanford and has been a CPA since 1986.

Mr. Deardorff qualifies as an independent director for purposes of the New York Stock Exchange listing rules.

Mr. Deardorff's compensation for his services as a director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Mr. Deardorff has also been named as Chair of the Company's Audit Committee, effective immediately, replacing Mark Ein who has served as Chair since July 2021. Mr. Ein will continue as a director of the Company. Mr. Deardorff is qualified to serve as the Company's audit committee financial expert for purposes of the Sections 406 and 407 of the Sarbanes-Oxley Act of 2002.

Mr. Deardorff has entered into an Indemnification Agreement with the Company the form of which has been described above. The Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement. The form of Indemnification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

There are no related party transactions between Mr. Deardorff and the Company that would require disclosure under Item 404(a) of Regulation S-K, and there is no family relationship between Mr. Deardorff and any of the Company’s executive officers or other directors.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Exhibit

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-1 filed with the SEC on June 21, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Soho House & Co Inc.

Date:	April 25, 2024	By:	/s/ Ben Nwaeke
Ben Nwaeke, Chief Legal Officer